Exhibit 99.1

EXECUTION VERSION

ESCROW AND SECURITY AGREEMENT

among

RITCHIE BROS. AUCTIONEERS INCORPORATED,

U.S. Bank National Association,

as Escrow Agent,

and

U.S. Bank National Association,

as Trustee

Dated as of December 21, 2016

ESCROW AND SECURITY AGREEMENT (this “Agreement”) made this 21st day of December, 2016, by and among Ritchie Bros. Auctioneers Incorporated, a company organized under the laws of Canada (the “Grantor”), U.S. Bank National Association, a national banking association, in its capacities as a “securities intermediary” as defined in Section 8-102 of the UCC (as defined herein), a “bank” as defined in Section 9-102 of the UCC and escrow agent (collectively, in such capacities, the “Escrow Agent”), and U.S. Bank National Association, a national banking association, in its capacity as trustee under the Indenture (as defined herein) (the “Trustee”).  All references to “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

This Agreement is being entered into in connection with the purchase agreement, dated as of December 7, 2016 (the “Purchase Agreement”), among the Grantor, the guarantors party thereto and Goldman, Sachs & Co., as representative (the “Representative”) of the several initial purchasers named therein (the “Initial Purchasers”), and the indenture, dated as of the date hereof (the “Indenture”), governing the Grantor’s 5.375% Senior Notes due 2025 (the “Notes”), by and among the Grantor, the guarantors party thereto and the Trustee.  Capitalized terms, which are used but not defined herein, have the respective meanings specified in the Indenture. Pursuant to the Purchase Agreement and the Grantor’s Offering Circular, dated as of December 7, 2016 (the “Offering Circular”), the Grantor offered (the “Offering”) $500,000,000 aggregate principal amount of the Notes.  The Notes will be issued at an original offering price of 100% of their face value.

Pursuant to the “Use of Proceeds” section of the Offering Circular, the Grantor intends to use the proceeds from the Offering and other funds to finance the proposed merger (the “Acquisition”) of Topaz MergerSub, Inc., a Delaware corporation and wholly owned subsidiary of the Grantor, with and into IronPlanet Holdings, Inc. (“IronPlanet”), and to pay related fees and expenses.

The Grantor, the Trustee and the Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, the Escrow Agent shall hold in escrow and shall distribute Escrowed Property (as defined herein) in accordance with and subject to the following instructions and terms and conditions:

1.	Appointment of Escrow Agent

The Grantor and the Trustee hereby appoint U.S. Bank National Association as the Escrow Agent hereunder in accordance with the terms and conditions set forth herein, and U.S. Bank National Association hereby accepts such appointment.

2.	Escrowed Property

(a)          The Grantor shall deposit with the Escrow Agent funds for the Escrow Account (as defined below) as follows:

(i)          $500,000,000, representing the original offering price of the Notes, which amount the Grantor shall deposit, or shall have caused to be deposited, with the Escrow Agent in cash by wire transfer in immediately available funds concurrently with the execution and delivery hereof and the issuance of the Notes;

(ii)         $7,539,930.56, representing interest that shall accrue on the Notes from December 21, 2016 (the “Issue Date”) up to and including March 31, 2017, which amount the Grantor shall have, or shall deposit, or shall have caused to be deposited, with the Escrow Agent in cash by wire transfer in immediately available funds concurrently with the execution and delivery hereof and the issuance of the Notes; and

(iii)        $2,239,583.33, representing interest that shall accrue on the Notes for each month following March 31, 2017, which amount the Grantor shall deposit, or shall cause to be, deposited with the Escrow Agent in cash by wire transfer in immediately available funds on the date that is five (5) Business Days prior to the last day of each month beginning on March 31, 2017, and ending on September 30, 2017 (in each case, unless the Escrow Release has occurred) (any deposits made pursuant to this clause (iii), “Additional Deposits”).

As a result of the simultaneous deposits made pursuant to clauses (i) and (ii) above, the aggregate amount deposited with the Escrow Agent on the date hereof will be $507,539,930.56 (the “Initial Deposit” and, together with any Additional Deposits, the “Deposits”), which amount the Grantor has determined is sufficient to redeem in cash the Notes, in whole but not in part, in an amount equal to 100% of the original offering price of the Notes plus accrued and unpaid interest from the Issue Date to, but excluding, March 31, 2017.

(b)          (i)  The Escrow Agent shall accept the Deposits and shall deposit such funds and the proceeds thereof in a separate identifiable account bearing the account number                     with account name Ritchie Bros Acquisition Escrow with U.S. Bank National Association, as Trustee established at the Escrow Agent (the “Escrow Account”) for disbursement in accordance with the provisions hereof.  The Escrow Account shall be under the control (within the meaning of Section 8-106, 9-106 and 9-104 of the UCC) of the Trustee and, notwithstanding any other provisions of this Agreement, the Escrow Agent shall comply with all entitlement orders and instructions given by the Trustee with respect to the Escrow Account or other Escrowed Property, including, without limitation, instructions directing disposition of the funds in the Escrow Account, without further consent of the Grantor or any other person.  The Trustee shall only be obligated to give instructions at the written direction of Holders of a majority of the aggregate principal amount of the Notes outstanding.  The Trustee agrees not to deliver any entitlement orders or instructions except as permitted by Section 3 hereof and in no event shall it be required to give any instruction unless it is directed by Holders of a majority of the aggregate principal amount of the Notes outstanding; provided, however, that this sentence is solely the agreement between the Trustee and the Grantor and in no way limits or modifies the Escrow Agent’s obligation to comply with all entitlement orders and instructions given by the Trustee or imposes any duty or obligation on the Escrow Agent to investigate or inquire of any party whether the Trustee is entitled to deliver any entitlement orders or instructions.  Notwithstanding anything to the contrary contained herein, if at any time the Escrow Agent receives conflicting orders or instructions from the Trustee or the Grantor, the Escrow Agent shall comply with such entitlement order or instruction of the Trustee without further consent by the Grantor or any other person.

(ii)         Each party hereto hereby confirms that the arrangements established under this Section 1(b) constitute “control” of the Escrow Account.  The Escrow Agent and the Grantor have not and will not enter into any other agreement with respect to control of the Escrow Account or purporting to limit or condition the obligation of the Escrow Agent to comply with any orders or instructions with respect to any Escrow Account as set forth in this Section 1(b).

(iii)        The Escrow Agent hereby agrees that any security interest in, lien on, encumbrance, claim or right of setoff against, the Escrow Account or any funds therein it now has or subsequently obtains shall be subordinate to the security interest of the Trustee in the Escrow Account and the funds therein or credited thereto.  The Escrow Agent agrees not to exercise any present or future right of recoupment or set-off against the Escrow Account or to assert against the Escrow Account any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Escrow Agent may at any time have against or in the Escrow Account or any funds therein, except to the extent that any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrowed Property and may sell, convey or otherwise dispose of any Escrowed Property for such purpose.

(iv)        It is the intention of the parties hereto that this Agreement create a true escrow, and the Grantor has no ownership of, or rights in, the Escrow Account or the Escrowed Property other than the limited contractual right to receive the Escrowed Property under the circumstances specified in Section 4 hereof. If, notwithstanding the intention of the parties set forth in the foregoing sentence, this Agreement shall be characterized as an arrangement for security (and not a true escrow), then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law.  In furtherance of the foregoing, as security for the due and punctual payment of the Special Mandatory Redemption Price on the Special Mandatory Redemption Date, the Grantor hereby pledges, assigns and grants to the Trustee, for the benefit of the Holders of the Notes, a continuing first-priority security interest in, and a lien on, the Escrow Account and the Escrowed Property credited thereto and all the proceeds thereof, whether now owned or existing or hereafter acquired or arising (collectively, the “Collateral”).

(v)         The Grantor agrees to take all steps necessary in connection with the perfection of the Trustee’s security interest in the Escrowed Property and, without limiting the generality of the foregoing, the Grantor shall prepare and file one or more UCC financing statements and Personal Property Security Act financing statements in such filing offices and containing such descriptions of collateral as are reasonably necessary or advisable in order to perfect the security interest granted herein.  Without limiting the Grantor's obligations in the preceding sentence, Grantor also authorizes Trustee to prepare and file such financing statements.  In no event whatsoever, shall either the Trustee or the Escrow Agent have any responsibility for preparing or filing any financing or continuation statements, nor shall either have any responsibility for recording any documents or instruments in any public office at any time or times, or for otherwise perfecting or maintaining the perfection of any security interest referred to herein, nor for the validity, perfection, priority or enforceability of the Liens referred to herein.

(vi)        The Grantor represents and warrants that it was duly incorporated and is validly existing as a Canadian corporation and is not incorporated under the laws of any other jurisdiction, and during the term of this Agreement, the Grantor will not change its legal name or jurisdiction of organization without giving the Trustee 30 days’ prior written notice.

(vii)       Upon the release of any Escrowed Property pursuant to Section 4 hereof, the security interest of the Trustee for the benefit of the Holders of the Notes in such released Escrowed Property shall automatically terminate without any further action and such released Escrowed Property shall be delivered to the recipient free and clear of any and all liens, claims or encumbrances of any person, including, without limitation, the Escrow Agent, the Trustee and the Holders of the Notes, less Escrow Agent’s fees, costs and expenses or other obligations owed to Escrow Agent.  At such time, the Trustee and the Escrow Agent shall execute such documents without recourse, representation or warranty of any kind as the Grantor shall reasonably request and provide to evidence or confirm the termination of such security interest.  The Initial Deposit, any Additional Deposits (following such deposit(s)), the Escrow Account and all funds, securities or other property now or hereafter credited to the Escrow Account, plus all interest, dividends and other distributions and payments on any of the foregoing (collectively, the “Distributions”) received by the Escrow Agent, less any property and/or funds distributed or paid in accordance with this Agreement, are collectively referred to herein as “Escrowed Property.”

3.	Investment of Escrowed Property

Upon written directions from the Grantor, the Escrow Agent shall invest or reinvest the Escrowed Property, without distinction between principal and income, in Escrow Eligible Investments selected by the Grantor.  “Escrow Eligible Investments” shall mean (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include certificates of deposit, bankers’ acceptances or interest-bearing time deposits that are made with the Trustee or with any member of the Federal Deposit Insurance Corporation, provided that such investments are: (A) fully insured by the Federal Deposit Insurance Corporation; (B) made with any bank (including the Trustee or any Affiliate thereof) having undivided capital and surplus of at least $100.0 million, the debt obligations (or in the case of the principal bank holding company, debt obligations of the bank holding company) of which are rated in the top 2 tier categories by at least one of the recognized rating agencies at the time of purchase; or (C) continuously secured as to principal, to the extent not insured by the Federal Deposit Insurance Corporation, by items listed in clause (A) or (B) above, or other marketable securities eligible as security for the deposit of trust funds under applicable regulations of the Comptroller of the Currency of the United States of America, having a market value (exclusive of accrued interest) not less than the amount of such deposit. In no event will the Escrow Agent or Trustee be responsible for making any such investment selection.  In the absence of written direction from the Grantor as to a particular investment to be made, the funds will remain uninvested.

The Escrow Agent shall credit all such investments to the Escrow Account and hereby agrees to treat any such investment as a financial asset within the meaning of Section 8-102(a)(9) of the UCC.

The Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with Section 8 below.  The Escrow Agent is hereby authorized to execute purchases and sales of investments permitted by this Section 3 through the facilities of its own trading or capital markets operations or those of any affiliated entity.

4.	Distribution of Escrowed Property

The Escrow Agent is directed to hold and distribute the Escrowed Property in the following manner:

(a)          The Escrow Agent will only release the Escrowed Property in the cases specifically provided for in this Section 4.

(b)          The Escrow Agent will promptly arrange for the release (the “Escrow Release”) of the Escrowed Property (the “Release Amount”) to the Grantor upon receipt of an Officers’ Certificate evidencing the satisfaction of the following conditions (the form of which is attached as Exhibit A hereto) from the Grantor to the Trustee and the Escrow Agent, which certificate shall confirm that the following conditions have been met:

(i)          all conditions precedent to the Acquisition have been satisfied or waived in accordance with the Acquisition Agreement (defined below) on substantially the same terms as described in the Offering Circular;

(ii)         substantially concurrently with the Escrow Release, the additional entities listed on Schedule IV to the Purchase Agreement (the “Additional Guarantors”) will have executed a supplemental indenture to the Indenture (the “Supplemental Indenture”) pursuant to which the Additional Guarantors will fully and unconditionally guarantee, as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, all of the obligations of the Grantor under the Indenture effective as of and from the consummation of the Acquisition;

(iii)        substantially concurrently with the Escrow Release, the Additional Guarantors will have executed a joinder to the Purchase Agreement and will have delivered such joinder to the Representative;

(iv)        substantially concurrently with the Escrow Release, the Grantor and the Additional Guarantors will have delivered any Opinion of Counsel and Officers’ Certificate that are required to be delivered pursuant to the terms of the Indenture in connection with the Supplemental Indenture;

(v)         substantially concurrently with the Escrow Release, the Grantor and the Additional Guarantors will have delivered Opinions of Counsel in form and substance reasonably satisfactory to the Initial Purchasers, addressed to the Initial Purchasers;

(vi)        substantially concurrently with the Escrow Release, the Initial Purchasers will have received customary secretary’s certificates from the Grantor and the Additional Guarantors in form and substance reasonably satisfactory to the Initial Purchasers; and

(vii)       stating that all of the conditions precedent to the Escrow Release have been satisfied.

(c)          If the conditions contained in clause (b) have not been satisfied on or before the Deadline (as defined below), the Escrow Agent will arrange for the release of all or a portion of the Escrowed Property equal to the Special Mandatory Redemption Price, as determined by the Grantor and provided to the Escrow Agent in an Officers’ Certificate, to the Trustee under the Indenture and the Escrow Agent for payment, on behalf of the Grantor, to Holders of the Notes to redeem the designated principal amount of the Notes in accordance with the escrow redemption provision contained in Section 3.10 of the Indenture.  After the Deadline, upon the written request of the Grantor, the Escrow Agent will promptly arrange for the release of any amount of the Escrowed Property in excess of, or not otherwise required to be applied to, the Special Mandatory Redemption Price, if any, to the Grantor, as directed in written instructions from the Grantor.

The “Deadline” shall be (x) October 31, 2017 or (y) such earlier date as the Grantor shall notify the Trustee in writing that it will not pursue the consummation of the Acquisition or that the Agreement and Plan of Merger dated as of August 29, 2016 among the Grantor, Acquisition Sub, IronPlanet and Fortis Advisors LLC (as representative of the indemnifying securityholders thereunder) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date the Acquisition is consummated, the “Acquisition Agreement”) has been terminated in accordance with its terms.

Neither the Escrow Agent nor the Trustee shall be responsible for calculating amounts to be disbursed hereunder, and each shall be entitled to conclusively rely on written instructions from the Grantor delivered in accordance with this Agreement, which instructions shall include wiring instructions, if not provided for herein; except where provided that such instruction may be delivered by Holders of a majority of the aggregate principal amount of the Notes outstanding pursuant to Section 1(b) hereof.

(d)          If, in accordance with Section 3.09 under the Indenture, the Escrow Agent receives a written notice from the Trustee that:

(i)          the principal amount of and accrued and unpaid interest on the Notes has become immediately due and payable pursuant to Article 6 of the Indenture (an “Acceleration Event”), or

(ii)         the Trustee has been notified that the Grantor is redeeming or repurchasing all of the Notes pursuant to the terms of the Indenture (a “Redemption Event”),

then the Escrow Agent will liquidate all Escrowed Property then held by it, and the Escrow Agent will promptly arrange for the release to the Trustee for payment, on behalf of the Grantor, to the Holders of the Notes the amount of Escrowed Property sufficient to pay such accelerated, redeemed or repurchased principal amount, as applicable, and interest, if any, thereon (such amount to be determined by the Grantor) (A) in the case of an Acceleration Event, as promptly as practical, and in no event later than give (5) Business Days, after receipt of such written notice from the Trustee or (B) in the case of a Redemption Event, within five (5) Business Days after receipt of such written notice from the Trustee.  In the event of a release under this clause (d) in the case of an Acceleration Event, the Escrowed Property will be applied, first, to amounts owing to the Escrow Agent and Trustee in respect of fees and expenses of the Escrow Agent and Trustee, second, to payment, on behalf of the Grantor, to the Holders of the Notes to the full extent of all Obligations under the Indenture and the Notes and, third, the Escrow Agent will release all remaining Escrowed Property, if any, as directed in written instructions from the Grantor.

(e)          The Company will pay or cause to be paid the principal of, premium on, if any, and interest on, the Notes on the dates and in the manner provided in the Notes.  Principal, premium, if any, and interest will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. New York City time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest, if any, then due.  Notwithstanding anything in this Agreement to the contrary, if the Escrow Property is still in the Escrow Account as of July 17, 2017, the Escrow Agent shall, without further instruction from the Grantor or the Trustee, release from the Escrow Account and wire to the Paying Agent, Principal Property in an amount of cash equal to $15,303,819.44, in immediately available funds prior to 10:00am New York City time on July 17, 2017 (the “July Interest Payment”).  The Grantor shall instruct the Paying Agent to apply the July Interest Payment to the interest payment due on the Notes on such date.

5.	Addresses

Notices, instructions and other communications shall be sent to the Escrow Agent and the Trustee at the Corporate Trust Office of the Trustee; and to Grantor as follows:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway

Burnaby, British Columbia, Canada V5J0C6
Attention:  Sharon Driscoll and Legal Affairs
Facsimile No.: (778) 331-4629

E-mail: sdriscoll@rbauction.com and legal@ritchiebros.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, California 94301
Attention:  Gregg Noel
E-mail: Gregg.Noel@skadden.com
Facsimile No.:  (213) 621-5234

The Escrow Agent and the Trustee agree to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods (including pdf files).  If the party elects to give the Escrow Agent or the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Escrow Agent or the Trustee in its discretion elects to act upon such instructions, the Escrow Agent or the Trustee’s understanding, as applicable, of such instructions shall be deemed controlling.  Neither the Escrow Agent nor the Trustee shall be liable for any losses, costs or expenses arising directly or indirectly from its good faith reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.  The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Escrow Agent or Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

6.	Termination; Distribution of Escrowed Property

Upon the release of all the Escrowed Property in accordance with Section 4 hereof, this Agreement will automatically terminate without any further action, except that the provisions expressly intended to survive shall so survive.

Upon the release of any Escrowed Property to the Grantor pursuant to Section 4(b) or (c) hereof, such Escrowed Property will be delivered to the recipient, free and clear of any and all interests of the Holders of the Notes, less Escrow Agent’s fees, costs and expenses or other obligations owed to Escrow Agent.  Upon any release of any Escrowed Property to the Paying Agent for distribution to the Holders of the Notes pursuant to Section 4(c) or (d), the Escrowed Property so released will be delivered to the recipients free and clear of any and all claim or interest of the Grantor.

7.	Compensation

(a)          The Grantor shall pay all activity charges and fees for compensation as separately agreed between the Grantor and the Escrow Agent.

(b)          The Grantor shall be responsible for and shall reimburse the Escrow Agent upon demand for all reasonable documented and out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent and its agents and legal counsel in connection with this Agreement.

8.	Terms and Conditions

(a)          The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied.  The Escrow Agent shall not be subject to, nor required to comply with, any other agreement to which the Grantor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from Grantor or any entity acting on its behalf.  The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(b)          This Agreement is for the exclusive benefit of the parties hereto and their respective successors, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

(c)          If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrowed Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrowed Property), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(d)          (i)  The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part.  In no event shall the Escrow Agent be liable (A) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Grantor or any entity acting on behalf of the Grantor, (B) for any indirect, consequential, punitive or special damages, (C) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, so long as the same are selected with due care, or (D) for an amount in excess of the value of the Escrowed Property.

(ii)         The Escrow Agent may consult with legal counsel at the expense of the Grantor as to any matter relating to this Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

(iii)        The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

(iv)        The Escrow Agent shall not be responsible for losses as a result of any liquidation of any investment prior to its maturity (in accordance with instruction provided in accordance with this Agreement).

(e)          The Escrow Agent shall provide to the Grantor monthly statements identifying transactions, transfers or holdings of Escrowed Property and each such statement shall be deemed to be correct and final, absent manifest error, upon receipt thereof by the Grantor unless the Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

(f)          The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons (other than the Escrow Agent) executing or delivering or purporting to execute or deliver any such document, security or endorsement.

(g)          Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the “Addresses” provision herein (or to such other address as may be substituted therefor by written notification to the Escrow Agent or the Grantor).  Notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent.  The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Grantor or by a person or persons authorized by the Grantor.  Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.  Attached as Schedule A hereto is a list of those persons initially entitled to give notices, instructions and other communications to the Escrow Agent on behalf of the Grantor.  Notwithstanding anything to the contrary herein, Schedule A may be amended from time to time by written notice from the Grantor to the Escrow Agent.

(h)          The Grantor shall be liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or in connection with or related to this Agreement or being the Escrow Agent hereunder (including but not limited to Losses incurred by the Escrow Agent in connection with its successful defense of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its gross negligence, willful misconduct or bad faith.

(i)          (i)  The Grantor may, with the consent of the Trustee, remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior notice in writing signed by the Grantor.  The Escrow Agent may resign at any time by giving to the Grantor thirty (30) calendar days’ prior written notice thereof.  Any such removal or resignation of the Escrow Agent shall not become effective until appointment of a successor Escrow Agent as provided below.

(ii)         The Grantor shall appoint a successor Escrow Agent acceptable to the Trustee prior to the end of the notice period provided in clause (i) of this subsection.  The Grantor shall cause any successor Escrow Agent to assume the obligations of the Escrow Agent hereunder or to enter into such other escrow agreement as may be acceptable to the Trustee.  If a successor Escrow Agent has not accepted such appointment by the end of such notice period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief.  The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Grantor.

(iii)        Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall deliver the Escrowed Property then held hereunder to the successor Escrow Agent, less Escrow Agent’s fees, costs and expenses or other obligations owed to Escrow Agent, or may hold such Escrowed Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

(iv)        Upon delivery of the Escrowed Property to the successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

(j)          (i)  In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Escrowed Property, unless the Escrow Agent receives written instructions, signed by the Grantor, which eliminates such ambiguity or uncertainty.

(ii)         Subject to the last sentence of Section 2(b)(i), in the event of any dispute between or conflicting claims by or among the Grantor and/or any other person or entity (other than the Trustee) with respect to any Escrowed Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrowed Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Grantor for failure or refusal to comply with such conflicting claims, demands or instructions.  The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (A) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (B) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting.  The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary.  The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by the Grantor.

(k)          This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws of the State of New York without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.  For purposes of the UCC and the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”), the Escrow Agent’s jurisdiction (within the meaning of Section 8-110 and 9-304 of the UCC and article 4 of the hague convention) shall be the State of New York.  The Grantor hereby submits to the personal jurisdiction of, and agrees that all proceedings relating hereto shall be brought in, courts located within the City and State of New York.  THE GRANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY SUCH PROCEEDINGS.  The Grantor waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

(l)          Except as otherwise provided herein, this Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.  The parties hereto acknowledge that the Trustee’s and the Grantor’s rights to amend this agreement are subject to the terms of the Indenture.

(m)          The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies.  The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

(n)          The Grantor and the Escrow Agent each hereby represents and warrants (i) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Agreement by it does not and will not violate any applicable law or regulation.

(o)          The Escrow Agent hereby represents and warrants that it is a “securities intermediary” (as defined in the UCC) with respect to the Escrow Account and that the Escrow Account is a “securities account” (as defined in the UCC).

(p)          The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

(q)          This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.  In the event of any conflict between this Agreement and any other agreement with respect to the Escrow Account, the provisions of this Agreement shall control.

(r)          The obligations of the Grantor under Sections 7, 8(h), 8(k) and 8(m) hereof shall survive termination of this Agreement and/or the resignation or removal of the Escrow Agent.

(s)          The Escrow Agent consents to the use of its name in the Preliminary Offering Circular dated November 30, 2016, the Offering Circular, the Purchase Agreement and the Indenture, as the same may be amended from time to time.

(t)          The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

(u)          This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.  Facsimile or .pdf signatures shall be as effective as original signatures.

(v)         The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof.  The Grantor shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent for any amounts that it is obligated to pay in the way of such taxes, provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for taxes caused by its gross negligence, willful misconduct or bad faith.  Each party hereto shall provide the Escrow Agent with a properly completed and duly executed Internal Revenue Service Form W-9 or W-8, as applicable, and such other forms and documents that the Escrow Agent may reasonably request.  The parties acknowledge that if such documentation is not timely provided to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder to withhold a portion of any payment made from the Escrow Account.  To the extent amounts are so withheld by the Escrow Agent, such withheld amounts shall be timely remitted to the applicable Tax authority and will be treated for all purposes of this Agreement as having been paid to the person(s) in respect of which such withholding was made. For purposes of Internal Revenue Service Forms 1099, which the Escrow Agent shall prepare and timely file, all reportable income shall be reported to the Internal Revenue Service as being allocable to Grantor. It is understood that the Escrow Agent shall be responsible for reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is not responsible for any other reporting.

(w)          In the performance of its obligations herein, the Trustee shall have all of the rights, benefits, protections, indemnities and immunities afforded to it under the Indenture.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized officer as of the day and year first written above.

Ritchie Bros. Auctioneers Incorporated, as Grantor

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Chief Financial Officer

U.S. Bank National Association, as Escrow Agent

By:	/s/ Linda A. McConkey
Name: Linda A. McConkey
Title: Vice President

Acknowledged, with respect to the entirety of this Agreement and Agreed with respect to Section 1 hereof:

U.S. Bank National Association, as Trustee

By:	/s/ Linda A. McConkey
Name: Linda A. McConkey
Title: Vice President

Signature page - Escrow Agreement

SCHEDULE A

The following persons are entitled to give notices, instructions and other communications to the Escrow Agent on behalf of the Grantor:

Name	Title

Schedule A-1

EXHIBIT A

[Form of] Release Officers’ Certificate

of

Ritchie Bros. Auctioneers Incorporated

This Release Officers’ Certificate is being delivered pursuant to Section 4(b) of the Escrow and Security Agreement, dated as of December 21, 2016 (the “Escrow and Security Agreement”), among Ritchie Bros. Auctioneers Incorporated, a company organized under the laws of Canada (the “Grantor”), and U.S. Bank National Association, a national banking association, as the Escrow Agent, and U.S. Bank National Association, a national banking association, as Trustee.  Capitalized terms used but not defined herein have the respective meanings specified in the Escrow and Security Agreement.  The Grantor hereby certifies through the undersigned officer that:

(i)          All conditions precedent to the Acquisition have been satisfied or waived in accordance with the Acquisition Agreement on substantially the same terms as described in the Offering Circular.

(ii)         Substantially concurrently with the Escrow Release, the Additional Guarantors will have executed a supplemental indenture to the Indenture (the “Supplemental Indenture”) pursuant to which the Additional Guarantors will fully and unconditionally guarantee, as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, the obligations of the Grantor under the Indenture effective as of and from the consummation of the Acquisition.

(iii)        Substantially concurrently with the Escrow Release, the Additional Guarantors will have executed a joinder to the Purchase Agreement and will have delivered such joinder to the Representative.

(iv)        Substantially concurrently with the Escrow Release, the Grantor and the Additional Guarantors will have delivered any Opinion of Counsel and Officers’ Certificate that are required to be delivered pursuant to the terms of the Indenture in connection with the Supplemental Indenture.

(v)         Substantially concurrently with the Escrow Release, the Grantor and the Additional Guarantors will have delivered Opinions of Counsel in form and substance reasonably satisfactory to the Initial Purchasers.

(vi)        Substantially concurrently with the Escrow Release, the Initial Purchasers will have received customary secretary’s certificates from the Grantor and the Additional Guarantors in form and substance reasonably satisfactory to the Initial Purchasers.

(vii)       All of the conditions precedent to the Escrow Release have been satisfied.

(viii)      The wire instructions for the Release Amount are stated in Exhibit A to this Release Officers’ Certificate.

Ex. A-1

IN WITNESS WHEREOF, the Grantor, through the undersigned officer, has signed this Certificate ___ day of ______________, 201_.

Ritchie Bros. Auctioneers Incorporated

By:
Name:
Title:

By:
Name:
Title:

Signature page to Release Officers’ Certificate

Exhibit A

Wire Instructions

[Attached]